SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              NORTH VALLEY BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
               NA
          (2)  Aggregate number of securities to which transaction applies: NA
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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[ ]  Fee paid previously with preliminary materials.
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     or the Form or Schedule and the date of its filing.
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          (4)  Date Filed: NA

                              NORTH VALLEY BANCORP
                             300 Park Marina Circle
                            Redding, California 96001

Dear Shareholders:

         The 2005 Annual Meeting of Shareholders of North Valley Bancorp will be held at 5:30 p.m. on Thursday, May 26, 2005, in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

         1.       Notice of Annual Meeting of Shareholders

         2        Proxy Statement

         3.       Proxy

         4.       Annual Report to Shareholders

         We are very excited about the future of North Valley Bancorp and we hope that you will attend the Annual Meeting. This Annual Meeting will also mark the retirement of Thomas J. Ludden, whom has faithfully served as a Director of North Valley Bancorp since 1991.

         We encourage you to read all of the enclosed materials carefully.

         Management and the Board of Directors of North Valley Bancorp are excited about the opportunities created by the business combination with NVB Business Bank (formerly Yolo Community Bank). This strategic partnership has provided North Valley Bancorp immediate access to one of California's fastest growing markets. Nearly as important, two new branches of NVB Business Bank in Santa Rosa and Ukiah have already begun to add to the opportunities created by this strategic partnership.

         Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

         As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the Proxy. If you vote by telephone or electronically through the Internet, you do not need to return the Proxy. Please refer to the Proxy Statement for a more complete description of the procedures for telephone and Internet voting.

         We appreciate your support and look forward to seeing you at the Annual Meeting on Thursday, May 26, 2005.

Cordially,


/s/ J. M. "MIKE" WELLS, JR.
---------------------------------------------
J. M. "Mike" Wells, Jr. Chairman of the Board


/s/ MICHAEL J. CUSHMAN
---------------------------------------------
Michael J. Cushman
President and Chief Executive Officer

                              NORTH VALLEY BANCORP

                    Notice of Annual Meeting of Shareholders
                             Thursday, May 26, 2005
                                    5:30 p.m.

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the "Corporation"), will be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 26, 2005, at 5:30 p.m., for the following purposes:

         1. To elect the following nominees as directors for terms of three years:
                           Royce L. Friesen
                           Martin A. Mariani
                           J. M. Wells, Jr.

                  To elect the following nominees as directors for terms of two years:
                           William W. Cox
                           Dolores M. Vellutini

         2. To ratify the appointment of Perry-Smith LLP as Independent Auditors for 2005.

         3.       To consider a Proposal to declassify the Board of Directors.

         4. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         Section 15 of the By-laws of the Corporation provides for the nomination of Directors, as follows:

         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

         Only shareholders of record at the close of business on April 15, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                       By Order of the Board of Directors,

                                       /s/ LEO J. GRAHAM
                                       -----------------------------------------
                                       Leo J. Graham
                                       Corporate Secretary

Redding, California
April 28, 2005


WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE, YOU DO NOT NEED TO RETURN THE PROXY.

                              NORTH VALLEY BANCORP
                             300 Park Marina Circle
                            Redding, California 96001
                                 (530) 226-2900

                                 PROXY STATEMENT

         The enclosed proxy card (the "Proxy") is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the "Corporation"), for use at the Annual Meeting of Shareholders to be held in the Administrative offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, at 5:30 p.m., on Thursday, May 26, 2005 and any adjournment or postponement thereof (the "Meeting"). Only shareholders of record at the close of business on April 15, 2005 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding 7,415,825 shares of its common stock, no par value (the "Common Stock"). These proxy materials are first being mailed to shareholders on or about April 28, 2005.

         On each matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock outstanding in the holder's name on the books of the Corporation as of the Record Date. At the 1998 Annual Meeting of Shareholders, the Corporation's Articles of Incorporation were amended to provide that no holder of any class of stock of the Corporation shall be entitled to cumulate votes in connection with any election of Directors of the Corporation. Therefore, in the election of Directors, each outstanding share of Common Stock is entitled to cast one vote for as many separate nominees as there are Directors to be elected. The nominees who receive the most votes for the number of positions to be filled are elected Directors.

         Shareholders may vote without attending the Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Shareholders of record may vote by submitting a Proxy and the instructions for voting by mail, by telephone or by using the Internet are set forth on the Proxy. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

         Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written direction to the Corporation, by a duly executed Proxy bearing a later date, delivered to the Secretary of the Corporation, or by voting on a later date by telephone or by using the Internet. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.

         Any shareholder may choose to vote shares of Common Stock by telephone by calling the toll-free number (at no cost to the shareholder) indicated on the Proxy. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Corporation's telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the Proxy.

         Any shareholder may also choose to vote shares of Common Stock electronically by using the Internet, as indicated on the Proxy. Internet voting procedures are designed to authenticate the identity of a shareholder and to confirm that instructions have been properly recorded. The Corporation believes these procedures are consistent with the requirements of applicable law. If a shareholder votes electronically by using the Internet, there is no need to return the Proxy.

         The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Corporation will reimburse brokerage houses, fiduciaries, custodians and others holding shares in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such shares. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and employees of the Corporation may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which the Corporation will bear. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

         Shares of Common Stock will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted "FOR" the election of the nominees for Director recommended by the Board of Directors, "FOR" ratification of the appointment of Perry-Smith LLP as Independent Auditor for the Corporation for the 2005 fiscal year, "FOR" the proposal to declassify the Board of Directors, all as described in the Proxy Statement; and, at the Proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and, therefore, will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

         A copy of the Annual Report of the Corporation for the fiscal year ended December 31, 2004, including audited financial statements (the "Annual Report"), is enclosed. Additional copies of the Annual Report are available upon request to the Corporate Secretary. THE ANNUAL REPORT INCLUDES A COPY OF THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CORPORATE SECRETARY MAY BE CONTACTED AT NORTH VALLEY BANCORP, 300 PARK MARINA CIRCLE, REDDING, CALIFORNIA 96001.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The By-laws of the Corporation provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

         Section 16 of the By-laws of the Corporation provides as follows:

         "The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified. In the event that the authorized number of directors shall be fixed at nine (9) or more, the board of directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of one-third of the directors or as close an approximation as possible. The initial term of office of the directors of Class I shall expire at the annual meeting to be held during fiscal year 2001, the initial term of office of the directors of Class II shall expire at the annual meeting to be held during fiscal year 2002 and the initial term of office of the directors of Class III shall expire at the annual meeting to be held during fiscal year 2003. At each annual meeting, commencing with the annual meeting to be held during fiscal year 2001, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the third annual meeting next succeeding his or her election until his or her successor shall have been duly elected and qualified. In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine (9), the board of directors shall be divided into two classes, designated Class I and Class II. Each class shall consist of one-half of the directors or as close an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified. Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. At such annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

         This Section 16 may be amended or repealed only by approval of the board of directors and the outstanding shares (as defined in Section 152 of the California General Corporation Law) voting as a single class, notwithstanding
Section 903 of the California General Corporation Law."

         Following the acquisition of NVB Business Bank, effective on August 31, 2004, the Board of Directors increased the number of authorized directors from eight (8) to ten (10). Director Thomas J. Ludden, who has served on the Boards of North Valley Bancorp and North Valley Bank since 1991, will be retiring as a Director, and as a member of all committees upon which he currently serves, effective at the completion of his current term as a Director, at the 2005 Annual Meeting of Shareholders. Upon the retirement of Thomas J. Ludden at the end of his current term, the Board of Directors has resolved to set the number of authorized directors of the Corporation at nine (9).

         The current classes and allocation of directors is as follows:

         Class I                 Class II                   Class III
         ----------------        --------------             ------------------
         Royce L. Friesen        William W. Cox             Michael J. Cushman
         Martin A. Mariani       Thomas J. Ludden           Dan W. Ghidinelli
         J. M. Wells, Jr.        Dolores M. Vellutini       Kevin D. Hartwick
                                                            Roger B. Kohlmeier

         As indicated above, the Board of Directors is currently classified into three classes, in accordance with the Articles of Incorporation and Bylaws. As a result of the acquisition of NVB Business Bank (formerly Yolo Community Bank), the following applies with regard to the election of directors at the 2005 Annual Meeting:

         A. The term of office for each Class I Director presently expires at the 2005 Annual Meeting. In addition, the term of office for each Class II Director presently also expires at the 2005 Annual Meeting. At the 2005 Annual Meeting, the Class I Directors will be elected for a three (3) year term which would run until the 2008 Annual Meeting and the Class II Directors will be elected for a two (2) year term which would run until the 2007 Annual Meeting. At the 2006 Annual Meeting, the Class III Directors are scheduled to be elected for a three (3) year term which would run until the 2009 Annual Meeting.

         B. Proposal No. 3 to declassify the Board of Directors (see page 42 of this Proxy Statement) does not change the existing terms for Class I, Class II and Class III Directors. If Proposal No. 3 to declassify the Board of Directors is passed at this 2005 Annual Meeting the Class III Directors will be elected at the 2006 Annual Meeting for a one (1) year term of office. The Class II Directors and Class III Directors would be elected at the 2007 Annual Meeting for a one (1) year term of office, and all Directors would be elected at the 2008 Annual Meeting for a one (1) year term. Thereafter, there would be no classification of Directors and all Directors would stand for election each year.

         Accordingly, five (5) Directors will be elected at the Meeting. All Proxies will be voted for the election of the following nominees recommended by the Board of Directors, unless authority to vote for the election of any Director or all Directors is withheld. All of the nominees are incumbent Directors.

                           Royce L. Friesen
                           Martin Mariani
                           J.M. ("Mike") Wells, Jr.
                           William W. Cox
                           Dolores M. Vellutini

         If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The five (5) candidates receiving the highest number of votes will be elected.

         The Board of Directors recommends a vote "FOR" each of the five (5) nominees listed above as Class I and II Directors: Royce L. Friesen, Martin Mariani and J.M. ("Mike") Wells, Jr. (as Class I Directors) and William W. Cox and Dolores M. Vellutini (as Class II Directors).

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         To the knowledge of the Corporation, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Corporation's Common Stock, except as described below and in the following tables. For the purpose of this disclosure and the disclosure of ownership of shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the Record Date.

                  Name and Address of      Amount and Nature of     Percent of
Title of Class    Beneficial Owner         Beneficial Ownership      Class (1)
--------------    ----------------         --------------------     ----------

Common Stock      Wellington Management          542,050              7.31%
                  Company LLP
                  75 State Street
                  Boston, MA  02109

(1) Percentage calculated based on 7,415,825 shares of Common Stock outstanding as of the Record Date.

         The following table sets forth certain information regarding ownership of the Corporation's Common Stock with respect to each Director of the Corporation, North Valley Bank, NVB Business Bank and Bank Processing, Inc., each person nominated for election as a Director and each executive officer named in the Summary Compensation Table elsewhere herein, as well as for all other Executive Officers of North Valley Bank, NVB Business Bank and Bank Processing, Inc. and for all current Directors and Executive Officers as a group. All of the shares of Common Stock of the Corporation shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of the Record Date. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Percent of Class."


Beneficial Owner                   Position                        Beneficial Ownership(1)        Percent of Class(2)
----------------                   --------                        -----------------------        -------------------
Sharon L. Benson(5)                Senior Vice President
                                   and Controller                           60,637                            *

William W. Cox(6)                  Director,
                                   North Valley Bancorp
                                   North Valley Bank                        59,618                            *

Michael J. Cushman(5)              President and Chief
                                   Executive Officer and
                                   Director,
                                   North Valley Bancorp
                                   North Valley Bank
                                   NVB Business Bank
                                   Bank Processing, Inc.                   145,880                         1.97%

Edward J. Czajka(5)                Executive Vice President
                                   and Chief Financial Officer
                                   Director, Bank Processing,
                                   Inc. 34,234 *

Royce L. Friesen (3)               Director,
                                   North Valley Bancorp
                                   North Valley Bank                       281,255                         3.79%

Dan W. Ghidinelli(3)               Director,
                                   North Valley Bancorp
                                   North Valley Bank                       327,353                         4.41%

Leo J. Graham(5)                   General Counsel and
                                   Secretary
                                   North Valley Bancorp
                                   North Valley Bank
                                   NVB Business Bank
                                   Bank Processing, Inc.                     2,750                            *

H. James Gray                      Director,
                                   NVB Business Bank                        19,762                            *

Kevin Haarberg                     Director,
                                   NVB Business Bank                        16,590                            *

Kevin D. Hartwick(3)(8)            Director,
                                   North Valley Bancorp
                                   North Valley Bank                       295,366                         3.98%

Roger B. Kohlmeier (3)             Director,
                                   North Valley Bancorp
                                   NVB Business Bank                       261,600                         3.53%

Thomas J. Ludden                   Director,
                                   North Valley Bancorp
                                   North Valley Bank                        86,562                         1.17%


Beneficial Owner                   Position                        Beneficial Ownership(1)        Percent of Class(2)
----------------                   --------                        -----------------------        -------------------
Timothy R. Magill                  Director,
                                   NVB Business Bank                        34,841                            *

Martin A. Mariani                  Director,
                                   North Valley Bancorp
                                   NVB Business Bank                        12,783                            *

John Perry                         Director,
                                   NVB Business Bank                        18,960                            *

Jack R. Richter(5)                 Executive Vice President
                                   and Chief Operating Officer              80,395                         1.08%

Charles Santoni                    Director,
                                   NVB Business Bank                        26,443                            *

Thomas Schwarzgruber               Director,
                                   NVB Business Bank                        21,778                            *

Thomas R. Scarlett                 Director,
                                   NVB Business Bank                        27,134                            *

Dolores M. Vellutini(3)(9)         Director,
                                   North Valley Bancorp
                                   North Valley Bank                       336,597                         4.54%

J.M. ("Mike") Wells, Jr. (10)      Chairman
                                   North Valley Bancorp
                                   North Valley Bank
                                   Bank Processing, Inc.,
                                   Director
                                   NVB Business Bank                       165,222                         2.23%

Eric J. Woodstrom(5)               Executive Vice President
                                   and Chief Credit Officer                 45,864                            *

All Directors and
Executive Officers
as a group (22 persons)
(4)(12)(13)(14)                                                          1,223,924                        16.50%

(1) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan, the North Valley Bancorp 1998 Employee Stock Incentive Plan and the North Valley Bancorp 1999 Director Stock Option Plan with:
     43,249 shares exercisable within 60 days of the Record Date by Mrs. Benson; 30,930 shares exercisable within 60 days of the Record Date by Mr. Czajka; 49,200 shares exercisable within 60 days of the Record Date by Mr. Cox, 119,780 shares exercisable within 60 days of the Record Date by Mr. Cushman; 36,000 shares exercisable with 60 days of the Record Date by Mr. Friesen; 55,500 shares exercisable within 60 days of the Record Date by Mr. Ghidinelli; 2,600 shares exercisable within 60 days of the Record Date by Mr. Graham; 53,801 shares exercisable within 60 days of the Record Date by Mr. Hartwick; 40,062 shares exercisable within 60 days of the Record Date by Mr. Ludden; 75,215 shares exercisable within 60 days of the Record Date by Mr. Richter; 59,623 shares exercisable within 60 days of the Record Date by Ms. Vellutini; 54,000 shares exercisable within 60 days of the Record Date by Mr. Wells; and 38,374 shares exercisable within 60 days of the Record Date by Mr. Woodstrom. Includes shares allocated under the North Valley Bancorp Employee Stock Ownership Plan through December 31, 2003, with: 1,922 shares allocated to Mr. Cushman; 1,580 shares allocated to Mr. Richter; 12,237 shares allocated to Ms. Benson; 740 shares allocated to Mr. Woodstrom; 574 shares allocated to Mr. Czajka. Final allocations for the year ended December 31, 2004 were not completed prior to the Record Date.

(2) Includes stock options exercisable within 60 days of the Record Date. An "*" indicates less than one percent.

(3) Includes 227,540 shares representing 3.07% of the total shares outstanding as of the Record Date for each of Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini relative to the North Valley Bancorp Employee Stock Ownership Plan. Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini constitute the ESOP Administrative Committee and have authority to instruct the ESOP Trustee, Arrowhead Trust, with regard to voting of these shares. Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini, as members of the Administrative Committee, disclaim beneficial ownership with respect to all of those shares. Mr. Cushman, Ms. Benson, Mr. Czajka, Mr. Richter and Mr. Woodstrom are participants in the ESOP.

(4) The list does not include former Executive Vice President of North Valley Bancorp, John A. DiMichele. Mr. DiMichele's employment contract terminated effective February 2005 and his shareholdings were not included in the "All Directors and Executive Officers" as a group calculations.

(5) Michael J. Cushman is President and Chief Executive Officer of North Valley Bancorp, North Valley Bank, Bank Processing, Inc. and NVB Business Bank, a subsidiary of North Valley Bancorp; Sharon L. Benson is Senior Vice President and Controller of North Valley Bancorp, North Valley Bank, NVB Business Bank and Bank Processing, Inc.; Edward J. Czajka is Executive Vice President and Chief Financial Officer of North Valley Bancorp, North Valley Bank, NVB Business Bank and Bank Processing, Inc.; Leo J. Graham is General Counsel and Secretary of North Valley Bancorp, North Valley Bank, NVB Business Bank and Bank Processing, Inc, Jack R. Richter is Executive Vice President and Chief Operating Officer of North Valley Bancorp, North Valley Bank, Bank Processing, Inc. and Executive Vice President of NVB Business Bank; Eric J. Woodstrom is Executive Vice President and Chief Credit Officer of North Valley Bancorp, North Valley Bank, Bank Processing, Inc. and Executive Vice President of NVB Business Bank.

(6) Includes 915 shares held by Mr. Cox's spouse and as to which Mr. Cox disclaims beneficial ownership.

(7)  Intentionally omitted

(8)  Includes 420 shares held in custodian accounts for Mr. Hartwick's children.

(9) Includes 210 shares held by Ms. Vellutini's spouse and as to which Ms. Vellutini disclaims beneficial ownership.

(10) Includes 102,920 shares held by The Wells Family Trust, of which Mr. Wells is trustee. Includes 1,750 shares held by Mr. Wells' spouse and as to which Mr. Wells disclaims beneficial ownership. 6,552 shares held by the Estate of Jean M. Wells, of which Mr. Wells is the executor.

(11) Intentionally omitted.

(12) This group includes all current Executive Officers and Directors of the Corporation and its subsidiaries, North Valley Bank, NVB Business Bank and Bank Processing, Inc.

(13) See footnotes 5, 8, 9 and 10. Excludes 227,540 shares representing 3.07% of total shares outstanding relative to Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini as the Administrative Committee of the ESOP. Includes 26,397 shares subject to options exercisable within 60 days of the Record Date by the Directors under the 1989 Director Stock Option Plan; 321,789 shares subject to options exercisable within 60 days of the Record Date by the Directors under the 1999 Director Stock Option Plan; and 310,148 shares subject to options exercisable within 60 days of the Record Date by Ms. Benson and Messrs. Cushman, Czajka, Graham, Richter and Woodstrom under the 1998 Employee Stock Incentive Plan.

(14) In calculating the percentage of ownership, all shares which the identified person has the right to acquire by the exercise of options are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

         Certain information with respect to the five (5) nominees for Director of the Corporation is provided below:

         William W. Cox, CRE, CCIM, (age 57), a Director of the Corporation since February 1997, has been owner and President of Cox Real Estate Consultants, Inc., since April 1996. From October 1987 to August 1996, he was President and 50% owner of Haedrich & Cox, Inc., a real estate brokerage company.

         Royce L. Friesen, RPh., (age 66), a Director of the Corporation since May 1999, is Chairman of the Board of Owens Healthcare in Redding, California, having previously served as President, Chief Executive Officer and owner since 1968. Owens Healthcare, a management company, was formed to provide support and coordination among ten retail and home care pharmacies located throughout Northern California.

         Martin A. Mariani, (age 48), a Director of the Corporation since August 2004, is a Director of NVB Business Bank and is partner in Mariani Nut Company of Winters, California. He graduated from University of California, Davis in 1978.

         Dolores M. Vellutini (age 67), a Director of the Corporation since October 2000, has been owner and President of Eureka Baking Company in Eureka, California, since 1988. In addition, she is a developer and the owner of Vellutini Properties in Eureka, California.

         J. M. ("Mike") Wells, Jr., (age 64), Chairman and a founding member of the Board of Directors of the Corporation since 1982, is an Attorney at Law and "Of Counsel" with Wells, Small & Selke, a Law Corporation, located in Redding, California. Mr. Wells has practiced law with that firm since 1972. See "Certain Relationships and Related Transactions", below.

         Certain information with respect to the continuing Directors (Class
III) and the current Executive Officers of the Corporation and its subsidiaries is provided below:

Class III Directors
-------------------

         Michael J. Cushman (age 50), a Director of the Corporation since February 1999, is President and Chief Executive Officer of the Corporation and its subsidiaries. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

         Dan W. Ghidinelli (age 57), a Director of the Corporation since 1993, has been a Certified Public Accountant and partner with Nystrom & Company LLP since 1974.

         Kevin D. Hartwick (age 43), a Director of the Corporation since October 2000, has been a Certified Public Accountant and managing partner with Cholwell Benz & Hartwick in Crescent City, California, since 1989.

         Roger Kohlmeier, (age 65), a Director of the Corporation since August 2004 and was founding President and Chief Executive Office of Bank of Woodland which changed its name to Business & Professional Bank at which time he retired but continued on as Director until its sale to U.S. Bank of California in 1997. He is a graduate of California Polytechnic University of San Luis Obispo and is actively involved in the economic Development Council and Woodland Health Care.

NVB Business Bank Directors
---------------------------

         Roger Kohlmeier, (age 65), Chairman of the Board. Private investor. Former President and Chief Executive Officer of Bank of Woodland from 1981 to 1993. Former board member of Business & Professional Bank.

         H. James Gray, (age 53), President and Broker of Sacramento Valley Commercial, a commercial and investment real estate company located in West Sacramento. Gray is also the General Partner of Pole Barn Partners, a commercial subdivision development company in Davis. Gray also has other real estate investment and development activities in the region. Gray is the Vice-Chairman of Sutter Health Central Board of Trustees, a member of Rotary, UCD Alumni and various Chambers of Commerce.

         Kevin Haarberg, (age 49), General partner and investment representative with Edward D. Jones & Co. (investments).

         Timothy R. Magill, (age 55), Market Planning & Development Manager with Waste Management of Woodland. Former Director of Business & Professional Bank from 1996 to 1997.

         Martin Mariani, (age 48), Partner at Mariani Nut Co. and M & L Fruit Company, Winters, California. Graduate of University of Davis.

         John Perry, (age 58), President of Perry, Bunch & Battaglia, Inc. (certified public accountants).

         Charles Santoni, (age 57), President of V. Santoni & Co. (beer and wine wholesale).

         Thomas Schwarzgruber, (age 54), Treasurer of Schwarzgruber & Sons, Inc. (sand and gravel mining and sales).

         Thomas R. Scarlett, (age 49), Vice President of Wraith, Scarlett & Randolph Insurance Agency (insurance agents and brokers).

         Michael J. Cushman (age 50), a Director of the Corporation since February 1999, is President and Chief Executive Officer of the Corporation and its subsidiaries. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

         J. M. ("Mike") Wells, Jr., (age 64), Chairman and a founding member of the Board of Directors of the Corporation since 1982, is an Attorney at Law and "Of Counsel" with Wells, Small & Selke, a Law Corporation, located in Redding, California. Mr. Wells has practiced law with that firm since 1972. See "Certain Relationships and Related Transactions", below.

Executive Officers
------------------

         Sharon L. Benson (age 52) has served as Senior Vice President and Controller of the Corporation and its subsidiaries since January of 2001. Prior to that, she served as Senior Vice President and Chief Financial Officer of the Corporation and its subsidiaries since July 1997, and prior to that as Vice President/Accounting since December 1990.

         Edward J. Czajka (age 40) has served as Executive Vice President and Chief Financial Officer of the Corporation and its subsidiaries since July 2001. Prior to that, he served as Senior Vice President of the Corporation and its subsidiaries since January of 2001. Prior to joining the Corporation, Mr. Czajka served since 1994 as Vice President and Controller of Pacific Capital Bancorp in Santa Barbara, California, and as Chief Financial Officer of its subsidiary bank, First National Bank of Central California.

         Jack R. Richter (age 57) has served as the Corporation's Executive Vice President and Chief Operating Officer since July 2001. Previously he served as Senior Vice President and Chief Operating Officer since October 1999. Prior to that, he served as Senior Vice President and Chief Credit Officer since joining the Corporation on April 14, 1998. From February 1996 until April 1998, he was Relationship Manager for Tri-Counties Bank in Redding, California; and from February 1990 until February 1996, Mr. Richter served as Senior Business Banking Officer for Bank of California in Redding, California.

         Eric J. Woodstrom (age 46) has served as Executive Vice President and Chief Credit Officer since January 2003. Prior to that, he served as the Corporation's Senior Vice President of the Corporation and its subsidiaries since joining the Corporation in October 1999. Prior to joining the Corporation, Mr. Woodstrom served in executive management roles in Southern California community banks and was a manager in the Los Angeles office of the Secura Group, a leading bank consulting company, where he provided risk management consulting services to financial services companies throughout the United States. He began his banking career with the Office of the Comptroller of the Currency with almost eight years experience as a National Bank Examiner.

         None of the Corporation's Directors is a director of any other company that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. There are no family relationships between any of the Directors and Executive Officers of the Corporation.

                          GOVERNANCE OF THE CORPORATION

Code of Business Conduct and Ethics
-----------------------------------

         The Board of Directors of North Valley Bancorp believes the cornerstones of our business are honesty, truthfulness, integrity and ethics.

         In keeping with this belief, the Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to the Board of Directors and the officers and employees of the Corporation and its subsidiaries. The North Valley Bancorp Code of Business Conduct and Ethics is available through the Shareholders Relations link on the Corporation's website at www.novb.com. A copy of the Code of Business Conduct and Ethics may be obtained without charge by submitted a request to the Corporate Secretary, P.O. Box 994630, Redding, CA 96099-4630.

Director Independence
---------------------

         The Board of Directors of the Corporation has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations including the provisions of the Sarbanes-Oxley Act of 2002 ("SOX"), the rules and regulations of the Securities and Exchange Commission (the "SEC") and the corporate governance listing standards of the Nasdaq National Market ("NASDAQ").

         The Board of Directors has determined that a majority of the Board of Directors is comprised of "Independent Directors" within the requirements of SOX, SEC and NASDAQ regulations. The Board of Directors has further determined that Director Michael J. Cushman, who is employed as the President and Chief Executive Officer of the Corporation, is not independent.

         The Board of Directors has further determined that Director William W. Cox has, during the previous three (3) years, provided services as a real estate broker to the Corporation and received compensation for those services in an amount in excess of $60,000 which would result in Mr. Cox not being "independent" under the provisions of SOX, SEC and NASDAQ. Mr. Cox has not received compensation for his services in excess of $60,000 in the past two fiscal years and under the applicable rules may qualify as being "independent" following the fiscal year 2004.

         The Board of Directors has further determined that Director J. M. Wells, Jr. who has served as an outside director and General Counsel since its inception has, received compensation for his services in excess of $60,000 in the past three fiscal years, which results in his not being "independent" under the provisions of SOX, SEC and NASDAQ. Mr. Wells resigned as General Counsel of the Corporation effective April 30, 2004. Under the applicable rules, Mr. Wells may qualify as "independent" following the fiscal year 2006. (See "Certain Relationships and Related Transactions" below)

Committees of the Board of Directors
------------------------------------

         The Board of Directors of the Corporation has established the following committees of the Board: Audit, Nominating, Compensation and Executive/Corporate Governance.

         On the date of this Proxy Statement, the members of the Board and the Committees of the Board on which they serve, is as follows:

                                                                     Executive/
                                                                     Corporate
                               Audit     Nominating   Compensation   Governance
      Director               Committee   Committee     Committee     Committee
 -------------------------- ----------- ------------ -------------- ------------

 William W. Cox (1)                                                       *
 -------------------------- ----------- ------------ -------------- ------------
 Michael J. Cushman (2)                                                   *
 -------------------------- ----------- ------------ -------------- ------------
 Royce L. Friesen               *            **            **             *
 -------------------------- ----------- ------------ -------------- ------------
 Dan W. Ghidinelli (2)          **           *             *
 -------------------------- ----------- ------------ -------------- ------------
 Kevin D. Hartwick (2)          *            *
 -------------------------- ----------- ------------ -------------- ------------
 Roger B. Kohlmeier             *
 -------------------------- ----------- ------------ -------------- ------------
 Thomas J. Ludden                            *             *              *
 -------------------------- ----------- ------------ -------------- ------------
 Martin A. Mariani                                         *
 -------------------------- ----------- ------------ -------------- ------------
 Dolores M. Vellutini           *            *             *
 -------------------------- ----------- ------------ -------------- ------------
 J. M. Wells, Jr. (2)                                                     **
 -------------------------- ----------- ------------ -------------- ------------

*  Member
** Chairman

(1)  Mr. Cox is the Chairman of the Loan Committee of North Valley Bank.
(2)  Mr. Ghidinelli, Mr. Hartwick and Mr. Wells also serve on the Bank.

Audit Committee
---------------

         The functions of the Audit Committee are more particularly described in the Audit Committee Charter, which is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that Chairman Dan W. Ghidinelli and Director Kevin D. Hartwick each qualify as a result of their accounting backgrounds as an Audit Committee Financial Expert as defined under the SOX, the SEC regulations and the NASDAQ listing standards. The Audit Committee met six (6) times in 2004. For more information, see the "Audit Committee Report" on page 38.

Nominating Committee
--------------------

         In 2004, the Board of Directors adopted a Nominating Committee Charter and appointed the initial members of the Nominating Committee. All of the members are "independent" within the requirements of SOX, SEC and NASDAQ. The functions of the Nominating Committee are more particularly described in the Nominating Committee Charter, which is attached to this Proxy Statement as Appendix B.

         The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Nominating Committee in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Nominating Committee should mail or deliver written recommendations to the Nominating Committee addressed as follows: North Valley Bancorp Nominating Committee, P.O. Box 994630, Redding, CA 96099-4630. Each recommendation should include the experience of the candidate that qualifies the candidate for consideration as a potential director for evaluation by the Nominating Committee. Shareholders who wish to nominate a candidate for election to the Corporation's Board of Directors, as opposed to recommending a potential nominee for consideration by the Nominating Committee, are required to comply with the advance notice and any other requirements of the Corporation's bylaws, applicable laws and regulations.

Compensation Committee
----------------------

         In 2004, the Board of Directors formed a Compensation Committee comprised solely of independent directors. This Committee reviews and recommends to the Board of Directors, salaries, performance based incentives, both annual and long term, and other matters relating to Compensation of the Executive Officers.

         The Compensation Committee also reviews and approves various other compensation policies and matters. The Compensation Committee held two (2) meetings in 2004. For more information, see the "Report of the Compensation Committee" on page 35.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         During the fiscal year 2004, Mr. Michael J. Cushman participated in deliberations of the Corporation's Board of Directors concerning executive officer compensation for all Executive Officers excluding himself.

Executive/Corporate Governance Committee
----------------------------------------

         The Corporation has an Executive/Corporate Governance Committee which functions to review, evaluate and make decisions on actions that are required between the regular meetings of the Board of Directors. In addition, this Committee functions to review and recommend to the Board of Directors principles, policies and procedures affecting the Board of Directors and its operation and effectiveness. The Committee further oversees the evaluation of the Board of Directors and its effectiveness. The Committee in 2004, as the entire Board of Directors dealt with Corporate Governance issues during 2004.

Meetings of the Board of Directors
----------------------------------

         During 2004, the Board of Directors held four regularly scheduled meetings and three (3) special meetings. In 2004, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he or she was a Director and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he or she served).

         The Corporation encourages the members of its Board of Directors to attend the Corporation's annual meeting of shareholders each year. All of the Directors attended the Corporation's annual meeting of shareholders held in 2004.

Shareholder Communications with Directors
-----------------------------------------

         A shareholder who wishes to communicate directly with the Board of Directors, a Committee of the Board or an individual Director should send it to:

                  Board of Directors (or Committee Name or Director's Name) C/o Corporate Secretary
                  North Valley Bancorp
                  P.O. Box 994630
                  Redding, California 96099-4630

         The Secretary has been instructed to forward such correspondence to the Board Committee or individual as addressed as soon as practicable. If it is marked "Personal and Confidential" it will only be forwarded to the addressee. The Board has instructed the Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors and Executive Officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

         To the Corporation's knowledge, based solely on a review of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all
Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were complied with on a timely basis except Mr. Wells and Mr. Ludden who each failed to file one Form 4 on a timely basis.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation of the President and Chief Executive Officer of the Corporation and the other most highly compensated Executive Officers (whose total annual salary and bonus exceeds $100,000) for services in all capacities to the Corporation and its subsidiaries during 2004, 2003 and 2002:


                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                                                Long-Term
                                                                                               Compensation
                                             Annual Compensation                                  Awards
                                       -----------------------------------                      ----------
                                                                                Other Annual    Securities     All Other
Name and Principal                                                              Compensation    Underlying    Compensation
Position                               Year        Salary (1)     Bonus (2)         (3)         Options(4)       (5)(6)
-----------------------------------    ----        --------       --------        ------        ----------       ------
Michael J. Cushman                     2004        $262,500       $124,687        $5,505            12,000       $7,678
President &                            2003        $245,000       $105,000        $2,200            18,900       $5,105
Chief Executive Officer                2002        $210,000       $ 70,000        $2,050            25,638       $1,317


Jack R. Richter                        2004        $168,000       $ 60,480        $4,555             6,800       $7,527
Executive Vice President & Chief       2003        $152,916       $ 60,000        $1,450            11,250       $5,105
Operating Officer                      2002        $148,500       $ 31,250        $1,450            20,319       $2,265


Edward J. Czajka                       2004        $155,000       $ 52,700        $9,215             6,290       $7,342
Executive Vice President & Chief       2003        $145,750       $ 52,000        $5,800             9,750       $5,105
Financial Officer                      2002        $128,300       $ 27,500        $3,300            19,682       $1,954

Eric J. Woodstrom                      2004        $143,000       $ 48,620        $9,155             6,500       $4,585
Executive  Vice  President & Chief     2003        $128,500       $ 36,000        $5,750             7,050       $4,179
Credit Officer                         2002        $128,800       $ 15,900        $2,750            18,383       $  333

Sharon L. Benson                       2004        $ 90,000       $ 19,125            --             3,060       $3,794
Senior Vice                            2003        $ 90,000       $ 22,500            --             5,400       $2,617
President & Controller                 2002        $ 90,000       $ 13,500            --             5,873       $1,125

John A. DiMichele (7)                  2004        $160,000             --        $2,822             5,000
Executive Vice President


(1) Base salary includes 401(k) Plan and Executive Deferred Compensation Plan ("EDCP") contributions made by the officers.

(2)  Includes bonus amounts in the year paid, rather than in the year earned.

(3) No Executive Officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total salary and bonus during 2004, 2003 and 2002.

(4) Please see the Option Grants in the Last Fiscal Year table below for detailed explanation.

(5) Represents matching contributions made by the Corporation under the Corporation's 401(k) Plan.

(6)  Includes an annual allocation of cash under the ESOP for 2003.

(7) John DiMichele's employment contract dated September 1, 2004 (providing for an annual salary of $160,000) was terminated in February 2005.


                    Option Grants in Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------
                                                                                               Potential Realizable
                                                                                                Value at Assumed
                                                                                              Annual Rates of Stock
                                                                                             Price Appreciation for
                                   Individual Grants                                              Option Term (3)
                       ------------------------------------------------------------------- ----------------------------
                           Number of          Percentage of
                           Securities         Total Options
                           Underlying         Granted to      Exercise or
                         Option Granted       Employees in     Base Price     Expiration
 Name                        (#) (1)          Fiscal Year     ($Share) (2)       Date           5%           10%
---------------------- ------------------ ------------------ --------------- ------------- ------------- --------------
Michael J. Cushman            12,000              21.56%         $ 15.72        1/20/14      $118,680       $300,600
---------------------- ------------------ ------------------ --------------- ------------- ------------- --------------
Jack R. Richter               6,800               12.22%         $ 15.72        1/20/14      $ 67,252       $170,340
---------------------- ------------------ ------------------ --------------- ------------- ------------- --------------
Edward J. Czajka              6,290               11.30%         $ 15.72        1/20/14      $ 62,208       $157,565
---------------------- ------------------ ------------------ --------------- ------------- ------------- --------------
Eric J. Woodstrom             6,500               11.68%         $ 15.72        1/20/14      $ 64,285       $162,825
---------------------- ------------------ ------------------ --------------- ------------- ------------- --------------
Sharon L. Benson              3,060                5.50%         $ 15.72        1/20/14      $ 30,263       $ 76,653
---------------------- ------------------ ------------------ --------------- ------------- ------------- --------------
Leo J. Graham                 5,000                8.98%         $ 15.72        1/20/14      $ 49,450       $125,250
---------------------- ------------------ ------------------ --------------- ------------- ------------- --------------
John A. DiMichele(4)          5,000                8.98%         $ 16.20         9/1/14      $ 50,950       $129,100
---------------------- ------------------ ------------------ --------------- ------------- ------------- --------------

(1) Options granted under the 1998 Employee Stock Incentive Plan (the "1998 Plan") were either incentive options or non-statutory options and became exercisable in accordance with a vesting schedule established at the time of grant. Vesting cannot extend beyond ten years from the date of grant. Upon a change in control of North Valley Bancorp, all outstanding options under the 1998 Plan will become fully vested and exercisable. Options granted under the 1998 Plan are adjusted to protect against dilution in the event of certain changes in North Valley Bancorp's capitalization, including stock splits and stock dividends. All options granted to the named Executive Officers are incentive stock options and have an exercise price equal to the fair market value of North Valley Bancorp common stock on the date of grant.

(2) The exercise price was determined based upon the closing price of North Valley Bancorp common stock as reported on the Nasdaq National Market on the grant date.

(3) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of the stock appreciates from the date of grant over the 10 year option term at the annualized rates of 5% and 10%, respectively.

(4) Mr. DiMichele's employment contract dated September 1, 2004 was terminated in February 2005.

         The following table sets forth the number of shares of North Valley Bancorp common stock acquired by each of the named Executive Officers upon the exercise of stock options during fiscal year 2004, if any, the net value realized upon exercise, the number of shares of common stock represented by outstanding stock options held by each of the named Executive Officers as of December 31, 2004, the value of such options based on the average of the high and low prices of common stock, and certain information concerning unexercised options under the 1998 Employee Stock Incentive Plan.

               Aggregated Option Exercises In Last Fiscal Year And
                              FY-End Option Values
------------------------------------------------------------------------------------------------------
                                                        Number of Securities         Value of
                                                            Underlying             Unexercised
                            Shares                         Unexercised             in-the-Money
                           Acquired                         Options at               Options
                              on          Value         Fiscal Year-End (#)    at Fiscal Year- End ($)
                           Exercise     Realized           Exercisable/            Exercisable/
      Name                    (#)          ($)             Unexercisable         Unexercisable (1)
------------------------- ------------ ----------- ------------------------- -------------------------
Michael J. Cushman             --           --          108,480 / 34,167      $1,037,492 / $240,822
------------------------- ------------ ----------- ------------------------- -------------------------
Jack R. Richter                --           --           69,028 / 21,813       $645,956  / $157,850
------------------------- ------------ ----------- ------------------------- -------------------------
Edward J. Czajka               --           --           22,467 / 21,755       $200,689  / $163,787
------------------------- ------------ ----------- ------------------------- -------------------------
Eric J. Woodstrom              --           --           33,772 / 17,688       $350,533  / $126,448
------------------------- ------------ ----------- ------------------------- -------------------------
Sharon L. Benson               --           --           40,371 / 9,056        $422,750  / $64,028
------------------------- ------------ ----------- ------------------------- -------------------------
John A. DiMichele(2)           --           --           47,650 / 4,000        $639,833  / $13,360
------------------------- ------------ ----------- ------------------------- -------------------------

(1) The aggregate value has been determined based upon the average of the high and low prices for North Valley Bancorp common stock as reported on the Nasdaq National Market at year-end, minus the exercise price.

(2) Mr. DiMichele's employment contract dated September 1, 2004 was terminated in February 2005.

During 2004, none of the officers named in the Summary Compensation Table above exercised stock options.


Equity Compensation Plan Information
------------------------------------

         The following table summarizes information about the options, warrants and rights and other equity compensation under the Corporation's equity plans as of December 31, 2004.

                                                                                       Number of securities
                                                                                       remaining available for
                               Number of securities         Weighted-average exercise  future issuance under
                               to be issued upon exercise   price of outstanding       equity compensation plans
                               of outstanding options,      options, warrants and      (excluding securities
                               warrants and rights          rights                     reflected in column (a))
Plan Category                            (a)                          (b)                        (c)
------------------------------ ---------------------------- -------------------------- -------------------------
Equity compensation plans
approved by security
holders (1)                           1,057,748                      $8.55                     986,581

Equity compensation plans
not approved by security
holders                                  None                         N/A                        N/A

------------------------------ ---------------------------- -------------------------- -------------------------
Total                                 1,057,748                      $8.55                     986,581
============================== ============================ ========================== =========================

(1) Includes options to purchase shares of Company common stock under the following shareholder-approved plans: North Valley Bancorp 1989 Director Stock Option Plan, North Valley Bancorp 1998 Employee Stock Incentive Plan and North Valley Bancorp 1999 Director Stock Option Plan.

Employment Agreements
---------------------

         The Corporation entered into Employment Agreements with each of the following "Executive Officers" during 2001: Mike Cushman, Ed Czajka, Jack Richter, Eric Woodstrom and Sharon Benson. The Corporation entered into an Employment Agreement with John DiMichele in 2004; however, Mr. DiMichele terminated his Employment Agreement in February 2005. Mr. DiMichele signed a Severance and Release Agreement regarding the termination of his status as an executive officer of the Corporation and President and CEO of NVB Business Bank. All of the economic provisions of the Severance and Release Agreement have been fully paid to Mr. DiMichele. The following discussion does not apply to Mr. DiMichele.

         All Employment Agreements were effective January 1, 2001.

         All Employment Agreements had an initial term of two years, except for Mr. Cushman, whose Agreement had a term of three years. After the initial term, all Employment Agreements provide that they will be automatically extended for additional one-year periods unless either the employee or the employer gives notice of non-renewal at least sixty (60) days before the end of the term or extended term. All of the above employment agreements have been automatically extended at their annual anniversary dates upon the same terms and conditions, except for Mr. Cushman whose agreement was automatically extended at the end of its three year anniversary upon the same terms and conditions.

         The Base Salary for each executive officer set forth in the Employment Agreement is the Base Salary shown in column "Salary" on the Summary Compensation Table herein.

         Under the terms of the Employment Agreements, all Executive Officers are eligible to participate in the Executive Deferred Compensation Plan and the Salary Continuation Agreements (see discussion below) and other benefits available to all other employees of the Corporation. In addition, all Executive Officers are evaluated for annual cash and stock option bonus awards using various factors including a formula-based guideline for Senior Management. Bonus awards are discretionary as determined by the Board of Directors and the President and Chief Executive Officer. Summary information regarding each such program is set forth below in this Proxy Statement.

         All Executive Officers are entitled to severance pay upon termination by the Corporation without cause in an amount equal to six months current base salary and a pro rata share of the prior year's annual incentive compensation, except Mr. Cushman who is entitled to twenty-four months current base salary and a pro rata share of the prior year's annual incentive compensation.

Change in Control Arrangements
------------------------------

         In the event of a sale, dissolution or liquidation of the Corporation or a merger or a consolidation in which the Corporation is not the surviving or resulting corporation, a "change in control":

         (1) All Executive Officers are, upon a change in control of the Corporation, entitled under their Employment Agreements to receive the "change in control" benefits described in their Salary Continuation Agreements (see discussion below)

         (2) All options outstanding under the 1989 Director Stock Option Plan, the 1998 Employee Stock Incentive Plan and the 1999 Director Stock Option Plan which at the time are not fully vested may, nonetheless, under the terms of the relevant agreement of merger or consolidation or plan of sale, liquidation or dissolution, be entitled to be exercised as if they were fully (100 percent) vested. Summary information regarding each Corporation stock option plan is set forth below in this Proxy Statement.

         (3) The following agreements with Executive Officers: North Valley Bank Executive Deferred Compensation Agreement and North Valley Bank Executive Salary Continuation Agreement, all provide for the acceleration of the payment of benefits thereunder upon a change in control of the Corporation. Summary information regarding each such agreement is set forth below in this Proxy Statement.

Salary Continuation Agreements
------------------------------

         The Salary Continuation Agreements provide for five general classes of benefits for Executive Officers, which benefits vest over a period of four years with credit for prior service:

         (1) Normal Retirement Benefits. The normal retirement benefit is calculated to provide a target benefit in the amount equal to seventy percent (70%) of the executive's compensation at the time of retirement (age 65) less Corporation provided benefits, including but not limited to, the Corporation's 401(k) matching contribution, the Corporation's Employee Stock Ownership Plan, and the Corporation's portion of Social Security benefits.

         (2) Early Termination Benefit. The early termination benefit is the vested portion of the target retirement benefit for the plan year immediately preceding the early termination.

         (3) Disability Benefit. The disability benefit is a Disability Lump Sum Benefit specified in the agreement for the plan year immediately preceding the disability, payable only upon total disability as defined in the agreement.

         (4) Death Benefit. The death benefit is an amount determined by a formula that takes into account the number of years of service and the anticipated compensation level at the age of retirement.

         (5) Change of Control Benefit. The change of control benefit is an amount determined by the following formula: Executive's Present Value Vested Benefit payable at age 65 (as shown on Schedule A of the agreement) for the current Plan Year plus two times the Executive's current Plan Year Compensation. This benefit is payable only in the event of a change in control as defined in the agreement and is limited by the provisions of Internal Revenue Code section 280(g).

         In consulting with Clark Consulting, the Corporation determined that it would be more cost effective for the Corporation to acquire prepaid policies of insurance to fund these anticipated future obligations than to pay annual premiums. The Corporation, as a result of acquiring the prepaid policies, will have cash values in the policies in excess of the amount paid for those policies. During 2004, the Corporation and/or its subsidiaries paid insurance premiums of $134,000 in order to fund its obligations under the Salary Continuation Agreements.

         The Corporation and its subsidiaries have offered to the Executive Officers, who have Salary Continuation Agreements, to enter into split dollar life insurance agreements with those officers in connection with the life insurance policies obtained by the Corporation and its subsidiaries on their lives.

         The following table illustrates the approximate annual retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee's life or for 20 years (whichever is greater):

                            ANNUAL RETIREMENT INCOME
                            Years of Credited Service

Final Average
Compensation       1              2              3         4 or more
------------   --------       --------       --------     ----------
 $ 100,000     $ 17,500       $ 35,000       $ 52,500     $   70,000
 $ 120,000       21,000         42,000         63,000         84,000
 $ 140,000       24,500         49,000         73,500         98,000
 $ 160,000       28,000         56,000         84,000        112,000
 $ 180,000       31,500         63,000         94,500        126,000
 $ 200,000       35,000         70,000        105,000        140,000
 $ 250,000       43,750         87,500        131,250        175,000
 $ 300,000       52,500        105,000        157,500        210,000

         Each of Messrs. Cushman, Czajka, Richter, Woodstrom and Ms. Benson began accruing retirement benefits under the Salary Continuation Agreements effective January 1, 2001.

         As of December 31, 2004, the Corporation's aggregate accrued obligations under the Salary Continuation Agreements were $2,758,000 (includes obligations to retirees under old plans).

Executive Deferred Compensation Plan
------------------------------------

         The Executive Deferred Compensation Plan ("EDCP"), adopted by the Directors of the Corporation and its subsidiaries effective January 1, 2001, is a non-qualified executive benefit plan in which the eligible executive voluntarily elects to defer some or all of his or her current compensation in exchange for the Corporation's promise to pay a deferred benefit. The deferred compensation is credited with interest under the plan and the accrued liability is paid to the executive at retirement. Unlike a 401(k) plan or a pension plan, an EDCP is a non-qualified plan. Accordingly, this plan is selectively made available to certain highly compensated employees and executives without regard to the nondiscrimination requirements of qualified plans. The EDCP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Corporation has purchased life insurance policies in order to provide for payment of its obligations under the Executive Deferred Compensation Plan, but the executive has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

         The EDCP is embodied in a written agreement between the plan sponsor and the executive selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of employment prior to retirement. The agreement provides for full vesting of deferred amounts since the executive is setting aside his or her current compensation. If the individual leaves the plan sponsor, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual's beneficiary or estate.

         The Corporation's accrued obligations under the previous Executive Deferred Compensation Plan for executives were carried over into the new Executive Deferred Compensation Plan.

         As of December 31, 2004, the Corporation's accrued obligations under the Executive Deferred Compensation Plan were $273,000.

Director Deferred Fee Plan
--------------------------

         The Director Deferred Fee Plan ("DDFP"), adopted by the Directors of the Corporation and its subsidiaries effective January 1, 2001, is a non-qualified director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current fees in exchange for the Corporation's promise to pay a deferred benefit. The deferred fees are credited with interest under the plan and the accrued liability is paid to the director at retirement. Unlike a 401(k) plan or a pension plan, a DDFP is a non-qualified plan. Accordingly, this plan is only made available to outside directors without regard to the nondiscrimination requirements of qualified plans. The DDFP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Corporation has purchased life insurance policies in order to provide for payment of its obligations under the Director Deferred Fee Plan, but the director has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

         The Corporation and its subsidiaries have offered to the Directors, who have DDFP Agreements, to enter into split dollar life insurance agreements with those Directors in connection with the life insurance policies obtained by the Corporation and its subsidiaries on their lives.

         The DDFP is embodied in a written agreement between the plan sponsor and the director selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of board membership prior to retirement. The agreement provides for full vesting of deferred amounts since the director is setting aside his or her current fees. If the individual leaves the plan sponsor, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual's beneficiary or estate.

         As of December 31, 2004, the Corporation's aggregate accrued obligations under the Directors Deferred Fee Plan were $2,032,000.

Compensation of Directors
-------------------------

         During 2004, each Director of North Valley Bancorp was paid $1,500 per quarterly meeting of the Board of Directors and each Director of North Valley Bank was paid $500 per monthly meeting of the Board of Directors. Payments per Loan Committee meeting of North Valley Bank during 2004 were $750 per month. Payments per Audit Committee meeting of the Corporation were $500 per meeting. Special meetings of the Corporation and North Valley Bank were $250 per meeting.

The Chairman of the Board of Directors of the Corporation was paid $2,500 per quarterly meeting and the Chairmen of the Board of Directors of North Valley Bank were paid $850 per Board of Directors meeting during 2004. The Chairman of the Loan Committee was paid 1,000 per month for committee meetings in 2004. The Chairman of the Audit Committee was paid $1,000 per meeting during 2004.

         During 2004, each Director of NVB Business Bank was paid $250 per meeting and $200 for any special meetings. Payments per committee meeting were $3,000 retainer (85% attendance) and the Chairman of the Board received $1,500 as an annual retainer and the Committee Chairmen received $750 per annual retainer.

         Effective January 2004, Directors who serve on the Audit Committee are paid $500 for each quarterly meeting of the Audit Committee and $250 for any special meetings of the Audit Committee. The Chairman of the Audit Committee is paid $1,000 for each quarterly meeting of the Audit Committee. Payments for all other committee meetings of the Corporation, North Valley Bank, effective January 2003, are $250 per meeting with the Chairman of each committee receiving an additional $100 per meeting.

         Commencing in 1998, each non-employee Director of the Corporation receives an award of 900 shares of Common Stock as part of his or her annual retainer as a Director pursuant to the 1998 Employee Stock Incentive Plan. Each award is fully vested when granted to the outside Director.

         During 2004, cash compensation paid to all Directors totaled $5,750 and payment of additional Director compensation of $153,000 was deferred under the DDFP. Directors electing coverage under the group health insurance plan available to employees of the Corporation have been required to pay 100% of their health insurance premiums since January 1989.

North Valley Bancorp 1989 Director Stock Option Plan
----------------------------------------------------

         Under the North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan"), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Corporation at the 1990 Annual Meeting, each member of the Board of Directors, including employees who are Directors, automatically received every January a nonstatutory stock option to purchase 1,000 shares of the Corporation's Common Stock. Effective upon adoption of the North Valley Bancorp 1999 Director Stock Option Plan, no further grants of options have been made or will be made under the 1989 Director Plan. Pursuant to the 1989 Director Plan, as of April 15, 2005, there were outstanding options to purchase 26,397 shares of Common Stock.

         Options granted under the 1989 Director Plan vest immediately as to 20%, with an additional 20% vesting on each of the first four anniversary dates following the date of grant. Such options are exercisable for a period of 10 years from the date of grant at a price which shall be 85% of the fair market value of the Corporation's Common Stock on the date of grant. The exercise price can be paid by cash, certified check, official bank check or the equivalent thereof acceptable to the Corporation. Options granted pursuant to the 1989 Director Plan automatically expire three months after termination of service as a Director for any reason other than cause, death or disability. In the case of termination of service due to death or disability, such options terminate one year from the date of such termination of service. In the event that service as a Director is terminated for cause, the options granted pursuant to the Director Plan expire 30 days after such termination.

         The 1989 Director Plan is presently administered by the Board of Directors, which has the authority to delegate some or all of its duties to a committee of the Board of Directors appointed for this purpose, which committee must be composed of not less than three members of the Board of Directors. This committee is generally authorized to administer the 1989 Director Plan in all respects, subject to the express terms of the 1989 Director Plan.

         The 1989 Director Plan provides for adjustment of and changes in the shares of Common Stock reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Corporation or any reorganization, merger or consolidation of the Corporation.

North Valley Bancorp 1998 Employee Stock Incentive Plan
-------------------------------------------------------

         The North Valley Bancorp 1998 Employee Stock Incentive Plan (the "Stock Incentive Plan") was adopted by the Board of Directors in February 1998 and approved by the shareholders of the Corporation at the 1998 Annual Meeting. The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options to key employees) and also provides for the award of shares of Common Stock to outside directors. The shares of Common Stock authorized to be granted as options under the Stock Incentive Plan consist of 600,000 shares increased in an amount equal to 2% of shares outstanding each year, commencing January 1, 1999. The Stock Incentive Plan defines "key employee" as a common-law employee of the Corporation, its parent or any subsidiary of the Corporation, an "outside director", or a consultant or advisor who provides services to the Corporation, its parent or any subsidiary of the Corporation. For purposes of the Stock Incentive Plan, an "outside director" is defined as a member of the Board who is not a common-law employee of the Corporation, its parent or any subsidiary of the Corporation.

         Pursuant to the Stock Incentive Plan, as of April 15, 2005, there were outstanding options to purchase 647,683 shares of Corporation Common Stock, with 890,418 shares remaining available for grant.

         The award of 900 shares of Common Stock to each outside director as an annual retainer under the Plan is fully taxable at the time of the grant. The Corporation receives a compensation expense deduction in the same amount. If the outside director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxed at long-term capital gain rates.

         The Stock Incentive Plan is administered by a committee of the Board of Directors. As of April 15, 2005, the Committee members are Michael J. Cushman, Royce L. Friesen, Dan W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

         In the event that the Corporation is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Corporation (if the Corporation is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

North Valley Bancorp 1999 Director Stock Option Plan
----------------------------------------------------

         On April 1, 1999, the Board of Directors adopted the North Valley Bancorp 1999 Director Stock Option Plan (the "1999 Director Stock Option Plan"), pursuant to which all members of the Board of Directors are eligible for the grant of nonstatutory stock options to purchase shares of the Corporation's Common Stock. Nonstatutory stock options are options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         The 1999 Director Stock Option Plan replaced the existing North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan") and was approved by the shareholders at the 1999 Annual Meeting.

         The 1999 Director Stock Option Plan is administered by the Board of Directors. All grants of options are at the discretion of the Board of Directors. The Board of Directors has the authority to delegate some or all of its duties in administering the 1999 Director Stock Option Plan to a committee of the Board of Directors appointed for this purpose, composed of not less than two members of the Board of Directors who qualify as non-employee directors. The body administering the 1999 Director Stock Option Plan is generally authorized to administer such Plan in all respects, subject to the express terms of such Plan, including the full power to make all determinations necessary or advisable for its administration.

         All members of the Board of Directors of the Corporation and its subsidiaries, including employees of the Corporation who are Directors, are eligible to participate in the 1999 Director Stock Option Plan. As of April 15, 2005, there were nine Directors eligible to participate in the 1999 Director Stock Option Plan.

         Shares covered by options granted pursuant to the 1999 Director Stock Option Plan are authorized but unissued shares of the Corporation's Common Stock. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1999 Director Stock Option Plan is equal to 10 percent of the total shares of the Corporation's Common Stock issued and outstanding from time to time. As of April 15, 2005, there were options outstanding under the 1999 Director Stock Option Plan for the purchase of 397,916 shares of Common Stock. On the same date, there were 7,415,825 shares of Common Stock issued and outstanding. Thus, as of April 15, 2005, a total of 242,398 shares of Common Stock were available for the grant of additional options under the 1999 Director Stock Option Plan.

         The 1999 Director Stock Option Plan includes provisions for adjustment of and changes in the shares reserved for issuance in the event that the shares of Common Stock of the Corporation are changed into or exchanged for a different number of kind of shares of stock or other securities of the Corporation or other corporation, whether by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split or other changes.

         The 1999 Director Stock Option Plan also includes provisions regarding the sale, dissolution or liquidation of the Corporation and any reorganization, merger or consolidation in which the Corporation is not the surviving or resulting corporation. If the Corporation is not the surviving or resulting corporation, the Board of Directors shall have the power to terminate all options under the 1999 Director Stock Option Plan, provided that each optionee shall have the right prior to the effective date of such sale, dissolution, liquidation, reorganization, merger or consolidation to exercise any outstanding option in full, without regard to the option's vesting schedule.

         Options granted under the 1999 Director Stock Option Plan may only be nonstatutory stock options. Each option will be 20 percent exercisable or "vested" immediately upon the date of grant and will become further vested at the rate of 20 percent on each of the first four anniversary dates thereafter. Options are exercisable for a period of ten years after the date of grant. The exercise price for the options will be 85 percent of the fair market value of the shares on the date of grant, as determined by the Board of Directors. So long as the Corporation's Common Stock is traded on the Nasdaq National Market, such fair market value shall be equal to the last transaction price quoted for such date on the Nasdaq National Market.

         Each option granted under the 1999 Director Stock Option Plan has a termination date of ten years after the date of grant. In addition, each option automatically expires three months after termination of service as a Director other than for cause, except that in the case of termination of service due to mandatory retirement, death or disability, an option will remain in effect unchanged. If a Director is removed from the Board of Directors for cause, the option will expire 30 days after such termination of service.

         The Board of Directors may amend, suspend or terminate the 1999 Director Stock Option Plan at any time and for any reason. Any amendment is subject to the approval of the shareholders of the Corporation only to the extent required by applicable laws or regulations. No amendment or termination may adversely affect the rights of an optionee under a previously granted option, without the optionee's consent.

         No taxable income is recognized by an optionee upon the grant of a nonstatutory stock option under the 1999 Director Stock Option Plan. The exercise of a nonstatutory stock option granted under the 1999 Director Stock Option Plan results in the realization of ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. For federal income tax purposes, the Corporation will be entitled to a compensation expense deduction in the same amount. The 1999 Director Stock Option Plan allows an optionee to satisfy any withholding tax requirement in connection with the exercise of an option by the withholding of shares from the total number of shares issuable upon exercise of the option or by the delivery to the Corporation of shares of Corporation Common Stock that have been held by the optionee for at least six months. Any such arrangement must be acceptable to the Corporation.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee consists of the following members of the Corporation's Board of Directors: Royce L. Friesen (Chairman), Dan W. Ghidinelli, Thomas L. Ludden, Martin A. Mariani and Dolores M. Vellutini. All members of the Committee are independent as defined under the SOX, the SEC regulations and the NASDAQ listing standards.

         The Compensation Committee reviews and recommends to the Board of Directors, salaries, performance based incentives, both annual and long term, and other matters relating to the compensation of the Chief Executive Officer and the Chief Executive Officer's recommendations as to Executive Officers, taking into consideration non-salary based benefits in the form of company paid expenses for car allowances and club memberships. The Committee determines the base salary for the Chief Executive Officer by: (1) examining the Corporation's performance against its preset goals, (2) examining the Corporation's performance within the banking industry, (3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Corporation's market area. In January 2005, the Committee recommended, and the Board approved, the following salary increases effective February 1, 2005: Mr. Cushman's annual salary was increased to $275,625, Mr. Czajka's annual salary was increased to $159,650, Mr. Richter's annual salary was increased to $179,760, and Mr. Woodstrom's annual salary was increased to $148,720.

         In prior years, the Corporation engaged a consultant to advise the Board of Directors and management concerning establishing a guideline for the Compensation Committee of the Board of Directors and Executive Officers concerning the awarding of incentive bonuses, both annual cash bonuses and long term stock options grants. The Board of Directors studied and evaluated various incentive compensation programs with the desire to adopt incentive compensation guidelines that will assist the Compensation Committee and the Board of Directors in determining these bonuses by evaluating the accomplishment of specific goals and objectives to be achieved by each executive officer in his or her area of responsibility and the overall goals and results accomplished by management as a team. The committee reviewed the guidelines and concluded they were still appropriate to be used as part of the determinations and recommendations for 2004. The guidelines provide a range of percentages of the Executive Officers salary for arriving at both the annual cash bonus award and long-term stock option grants. Although the Compensation Committee and the Board of Directors have approved these guidelines and have used them to assist in making its determinations, the Board of Directors awards bonuses to its Executive Officers at its discretion.

         The Board of Directors, at its discretion, awarded bonuses to the following Executive Officers during 2004: Messrs. Cushman, Richter, Woodstrom, Czajka and Mrs. Benson. (See Summary Compensation Table above)

Submitted by:

Royce L. Friesen, Chairman
Dan W. Ghidinelli
Thomas J. Ludden
Martin A. Mariani
Dolores M. Vellutini


                           STOCK PERFORMANCE CHART (1)

                              NORTH VALLEY BANCORP

                            [GRAPHIC CHART OMITTED]


                            Total Return Performance

                                                    Period Ending
----------------------------- --------- --------- --------- --------- --------- ---------
Index                          12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
----------------------------- --------- --------- --------- --------- --------- ---------
North Valley Bancorp             100.00    124.41    137.52    186.69    243.32    317.01
S&P 500*                         100.00     91.20     80.42     62.64     80.62     89.47
NASDAQ Composite                 100.00     60.82     48.16     33.11     49.93     54.49
SNL $500M-$1B Bank Index         100.00     95.72    124.18    158.54    228.61    259.07
SNL Western Bank Index           100.00    132.40    115.78    126.67    171.59    195.00

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005.

     Used with permission. All rights reserved. crsp.com.

(1) Assumes $100 invested on December 31, 1999 in the Corporation's common stock, the S & P 500 composite stock index, the NASDAQ composite stock index, the SNL $500M-$1B Bank Index and SNL Western Bank Index with reinvestment of dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Through its banking subsidiaries, North Valley Bank and Six Rivers Bank (now a division of North Valley Bank) and NVB Business Bank, the Corporation has had and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Corporation's Directors, Executive Officers, holders of five percent or more of the Corporation's Common Stock and members of the immediate family of any of the foregoing persons, including transactions with corporations or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with others. Management believes that in 2004 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features.

         J. M. "Mike" Wells, Jr., the Chairman of the Corporation, is an Attorney at Law and "Of Counsel" (not an equity owner) of the law firm of Wells Small & Selke, a Law Corporation, which contracted to provide professional legal services to the Corporation and its subsidiaries during 2004. Wells, Small & Selke, a Law Corporation, received from the Corporation and North Valley Bank in 2004 a total of $12,250 in legal fees and costs reimbursed.

         Leo J. Graham is in-house General Counsel and Secretary of the Corporation and its subsidiaries and during 2004, was an Attorney at Law and "Of Counsel" (not an equity owner) of the law firm of Wells Small & Selke, a Law Corporation. Mr. Graham terminated his "Of Counsel" relationship with the law firm effective October 2004. The law firm has provided during 2004, and continues to provide, outside legal work for the Corporation and its subsidiaries.

                             AUDIT COMMITTEE REPORT

         The Audit Committee consists of the following members of the Corporation's Board of Directors: Dan W. Ghidinelli (Chairman), Royce L. Friesen, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. All members of the Committee are independent as defined under SOX, the SEC Regulations and NASDAQ listing standards. Both Chairman Dan W. Ghidinelli and Mr. Kevin D. Hartwick have been, as a result of their accounting backgrounds determined to be qualified as an Audit Committee Financial Expert as defined under SOX, the SEC Regulations and NASDAQ listing standards. The Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Appendix A. The Audit Committee, in addition to its other functions, recommends to the Board of Directors, subject to shareholder ratification, the selection of the Corporation's independent accountants.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Corporation. The Committee's primary responsibilities include the following: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Corporation's independent accountants and internal audit department; (3) evaluate the Corporation's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent auditors, financial and senior management, counsel, the internal audit department and the Board of Directors.

         The Audit Committee has been updated quarterly on management's process to assess the adequacy of the Corporation's system of internal control over financial reporting, the framework used to make the assessment and management's conclusions on the effectiveness of the Corporations internal control over financial reporting. The Audit Committee has also discussed with the independent auditor the Corporation's internal control assessment process, management's assessment with respect thereto and the independent auditor's evaluation of the Corporation's system of internal control over financial reporting.

         It is not the duty or the responsibility of the Committee to conduct auditing or accounting reviews. Therefore, the Committee has relied, without further independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Corporation's financial statements. Furthermore, the Committee's discussions with management and the independent auditors do not provide the Committee with any other independent basis to determine or assure that the Corporation's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards or that the Corporation's independent auditors are in fact "independent."

         The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2004 with the Corporation's management. The Committee has discussed with Perry-Smith LLP, the Corporation's Independent Auditor, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Perry-Smith LLP with that firm and based upon such information has determined that Perry-Smith LLP is independent.

         The Committee has recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission and has recommended ratification of Perry-Smith LLP as the Independent Auditor for the Corporation for the fiscal year 2005.

Submitted by:


Dan W. Ghidinelli (Chairman)
Royce L. Friesen
Kevin D. Hartwick
Roger B. Kohlmeier
Dolores M. Vellutini

                              INDEPENDENT AUDITORS

         The firm of Perry-Smith LLP, which served the Corporation as independent auditors for the 2004 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Corporation to serve as independent auditors for the 2005 fiscal year, and the Board of Directors has approved the Audit Committee recommendation. In Proposal No. 2, set forth below, the shareholders of the Corporation are being asked to ratify the appointment of Perry-Smith LLP as independent auditors of the Corporation, to serve for the 2005 fiscal year.

         The Audit Committee of the Board of Directors of the Corporation approved each professional service rendered by Perry-Smith LLP during the fiscal year 2004.

          Set forth below is a summary of the fees billed to the Corporation by Perry-Smith LLP for professional services rendered as the Corporation's independent auditors for the fiscal years ended December 31, 2003 and 2004:

Principal Accountant Fees and Services

         During the period covering the fiscal years ended December 31, 2004 and 2003, Perry-Smith LLP performed the following professional services:

          Description                             2004                2003
         ----------------------                ----------          ----------
         Audit Fees (1)                        $  210,995          $  124,900
         Audit-Related Fees (2)                $   32,147          $   20,510
         Tax Fees (3)                          $   34,000          $   31,700

(1) Audit fees consist of fees for the audit of the Corporation's consolidated financial statements, audit of internal control over financial reporting, review of financial statements included in the Corporation's quarterly and annual reports on Form 10-Q and Form 10-K and matters related to registration statements and review of merger-related accounting matters.
(2) Audit-related fees are fees principally for the audits of the Corporation's employee benefit plans and professional services such as technical accounting, consulting and research.
(3) Tax fees consist of fees for the preparation of the federal and state income tax returns and quarterly estimates. Tax fees also include tax consulting related to the Corporation's operations. .

                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

         The firm of Perry-Smith LLP, which served the Corporation as Independent Auditor for the 2004 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Corporation as the Corporation's Independent Auditor for the 2005 fiscal year. Perry-Smith LLP has no interest, financial or otherwise, in the Corporation. All Proxies will be voted for the ratification of the appointment of Perry-Smith LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Perry-Smith LLP should for any reason decline or be unable to act as Independent Auditor, the Proxies will be voted for a substitute independent public accounting firm to be designated by the Audit Committee.

         The Audit Committee of the Board of Directors of the Corporation approved each professional service rendered by Perry-Smith LLP during the 2004 fiscal year and considered whether the provision of non-audit services is compatible with maintaining the their independence.

Required Approval

         The approval of the ratification of the appointment of Perry-Smith LLP as the Corporation's Independent Auditor for the 2005 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting.

Recommendation of Management

         The Board of Directors has approved the recommendation of the Audit Committee of the Board of Directors of Perry-Smith LLP to serve as the Corporation's Independent Auditor for the year 2005 and recommends a vote "FOR" ratification of the appointment of Perry-Smith LLP.

         A representative of Perry-Smith LLP is expected to attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will respond to appropriate questions from shareholders present at the Meeting.

                                 PROPOSAL NO. 3
                        DECLASSIFY THE BOARD OF DIRECTORS

         Article Sixth of the North Valley Bancorp Amended and Restated Articles of Incorporation provides that the Board of Directors shall be divided into classes, as nearly equal in number as possible, with members of each class serving three-year terms if the authorized number of directors is fixed at nine
(9) or more, or two year terms if the authorized number of directors is fixed at less than nine (9), but not less than six (6). Similar classified board provisions are contained in Section 16 of Article III of the North Valley Bancorp Bylaws. This system for electing directors was adopted by the Board of Directors and approved by majority vote of the shareholders in 2000, at the special meeting of shareholders called to vote upon the proposal to acquire Six Rivers National Bank. The classification of a board of directors is generally acknowledged to have the effect of making it more difficult to replace incumbent directors. So long as a board is classified into three classes, a minimum of three annual meetings of shareholders would generally be required to replace the entire board, absent intervening vacancies. Likewise, for a board classified into two classes, it would generally take two years to replace the entire board. While the 2000 classified board approach to elections was not intended as a takeover-resistive measure in response to a specific threat, it was expected to discourage the acquisition of large blocks of North Valley Bancorp common stock by causing it to take longer for a person or group of persons who acquire a block of shares to effect a change in management. In adopting the classified board approach in 2000, the Board of Directors believed that such proposal was prudent, advantageous and in the best interests of shareholders because it was expected to give the Board more time to fulfill its responsibilities to shareholders and to provide greater assurance of continuity and stability in the composition and policies of the Board of Directors. The Board of Directors also believed that the advantages of a classified board outweighed any disadvantage relating to discouraging potential acquirers from attempting to obtain control of North Valley Bancorp. To declassify the Board of Directors and revert to an annual election of directors, the North Valley Bancorp Amended and Restated Articles of Incorporation and Bylaws must be amended. Such an amendment requires approval by the affirmative vote of the holders of a majority of the outstanding shares of North Valley Bancorp common stock as of the Record Date.

         The Board of Directors has periodically reviewed the reasons for adopting a classified board in 2000, plus the experience gained from the election of directors during the intervening four years, all in the context of the emphasis being given to corporate governance since enactment of the Sarbanes-Oxley Act of 2002 and the related rulemaking by the Securities and Exchange Commission, Nasdaq and other regulatory agencies and stock exchanges. The Board of Directors has also considered the opinions expressed by some shareholders of North Valley Bancorp and the input of its professional advisors. As a result, the Board of Directors has concluded that it would now be in the best interests of the shareholders to declassify the election of directors. The Board of Directors has unanimously adopted resolutions, subject to approval of the shareholders, approving and recommending an amendment to eliminate Article Sixth of the North Valley Bancorp Amended and Restated Articles of Incorporation to declassify the Board of Directors and an amendment to eliminate the same classified board provisions contained in Section 16 of Article III of the North Valley Bancorp Bylaws. The proposal would allow for the annual election of all directors in the manner described below. The Board of Directors has set the current number of directors at nine (9). The proposal would not change the present number of directors and the directors will retain the authority to change that number and to fill any vacancies or newly created directorships.

         Classified or staggered boards have been widely adopted and have a long history in corporate law. Proponents of classified boards assert they promote the independence of directors because directors elected for multi-year terms are less subject to outside influence. Proponents of a staggered system for the election of directors also believe it provides continuity and stability in the management of the business and affairs of a company because a majority of directors always have prior experience as directors of the company. The Board of Directors believes that this continuity and long-term focus is particularly important to North Valley Bancorp. On the other hand, some investors view classified boards as having the effect of reducing the accountability of directors to shareholders because classified boards limit the ability of shareholders to evaluate and elect all directors on an annual basis. The election of directors is a primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies. In addition, opponents of classified boards assert that a staggered structure for the election of directors may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees and therefore may erode shareholder value.

         The Board of Directors has considered carefully the advantages and disadvantages of maintaining a classified board structure, and in the past has concluded that it would be in the best interests of North Valley Bancorp and its shareholders to maintain the classified board. This year, the Board of Directors has again given due consideration to the various arguments for and against a classified board, and has decided that it is an appropriate time to propose declassifying the Board of Directors. The Directors are committed to principles of corporate democracy, and this determination by the Board furthers its goal of ensuring that the corporate governance policies of North Valley Bancorp maximize management accountability to shareholders. The proposed board declassification would allow shareholders the opportunity each year to register their views on the performance of the Directors.

         The Board of Directors has unanimously approved the proposed amendment declassifying the organization of the Board of Directors. If approved by the requisite vote of shareholders as set forth below, the Amended and Restated Articles of Incorporation and Bylaws will be amended to allow for the annual election of all directors. The Board of Directors has already approved the text of the amendments to the North Valley Bancorp Amended and Restated Articles of Incorporation, which is attached to this Proxy Statement as Annex C, and incorporated here by this reference. If this proposal is adopted by the shareholders, a certificate of amendment of the Amended and Restated Articles of Incorporation will be filed with the California Secretary of State promptly after the Annual Meeting and the amendment will be effective on the date of filing. At such time, the Bylaws will be amended as set forth on Annex D, which is incorporated here by this reference.

         If this proposal is approved by the shareholders, the term of office for each North Valley Bancorp director would expire at the end of the term for which such director has been elected by the shareholders, including the directors to be elected at the 2005 Annual Meeting. Starting with the Annual Meeting held at the end of his or her current term as director, and at each Annual Meeting thereafter, each director would be elected for a one-year term. See "Proposal No. 1" above.

         If this proposal is adopted, any director appointed by the Board of Directors as a result of a newly created directorship or to fill a vacancy on the Board of Directors would hold office until the next annual meeting held after the date of such appointment.

         Vote Required. The affirmative vote of a majority of the outstanding shares of North Valley Bancorp common stock entitled to vote will be required for approval of this proposal. An abstention on this proposal is not an affirmative vote and will have the same effect as a negative vote on this proposal. Therefore, it is important that all shares be voted either at the Annual Meeting or by proxy.

The Board of Directors recommends a vote "FOR" the proposal to amend the Amended and Restated Articles of Incorporation and Bylaws of North Valley Bancorp to declassify the Board of Directors.


                              SHAREHOLDER PROPOSALS

         The Corporation's 2006 Annual Meeting of Shareholders is scheduled for May 25, 2006. Shareholder proposals must be received by the Corporation no later than December 26, 2005, to be considered for inclusion in the Proxy Statement and Proxy for the 2006 Annual Meeting of Shareholders. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 26, 2005, deadline.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.

                                       By Order of the Board of Directors,

                                       /s/  LEO J. GRAHAM
                                       -----------------------------------------
                                       Leo J. Graham
                                       Secretary

Redding, California
April 28, 2005

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

PURPOSE

         The Audit Committee is appointed by the Board of Directors ("Board") to assist the Board in monitoring (1) the integrity of the Company's financial statements, financial reporting processes and systems of internal control regarding finance, accounting, regulatory and legal compliance; (2) the independence, qualifications and performance of the Company's independent auditors; (3) the performance of the Company's internal audit function; (4) communications among the independent auditors, management, the internal auditing department, and the Board of Directors; and (5) procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding accounting or auditing matters.

COMMITTEE MEMBERSHIP

         The Audit Committee shall be comprised of at least three directors. The members of the Audit Committee shall meet the independence and experience requirements of, and shall comply with Rule 10A-3 of Securities Exchange Commission (the "Commission") promulgated under the Securities Exchange Act of 1934, as amended, the Nasdaq marketplace rules and the Sarbanes-Oxley Act of 2002. At least one member of the Audit Committee shall be an Audit Committee Financial Expert as defined under the rules of the Commission. The members of the Audit Committee shall be appointed by the Board and serve at the pleasure of the Board.

MEETINGS

         The Audit Committee shall meet as often as it determines necessary, but not less than quarterly. The Audit Committee shall meet periodically with management, the compliance officer, the internal auditor, General Counsel and the independent auditor in separate private executive sessions.

         The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

         The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

         The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

         The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Bank shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

         The Audit Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding accounting or auditing matters.

         The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

     1. Review with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, if applicable.

     2. Review with management, the independent auditor, the internal auditor and General Counsel any certification provided by management related to the Company's financial statements. Review with management, the independent auditor, and the internal auditor management's assertion regarding the design effectiveness and operation efficiency of the Company's internal control over financial reporting and compliance with the designated laws and regulations.

     3. Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any material issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4.  Review the report by the independent auditors, which is required by
         Section 10A of the Securities Exchange Act of 1934, concerning (a) all critical accounting policies and practices to be used; (b) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (c) any other material written communications between the independent auditors and the Company's management.

     5. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     6. Review with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     7. Review with the independent auditor the matters required to be discussed by the Statement on Auditing Standards relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     8. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Independent Auditor Oversight

     1. Review the length of time the lead and concurring partner of the independent auditor team has been on the engagement.

     2. On an annual basis, the Audit Committee shall review and discuss with the independent auditor (a) all relationships they have with the Company that could impair the auditor's independence, (b) the independent auditor's internal quality control procedures, and (c) any material issues raised by the most recent internal quality control review or peer review of the independent auditor's firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor's firm, and the steps taken to deal with those issues.

     3. Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     4. Prohibit the hiring of any employee of the independent accountant who was engaged on the Company's account and who would be employed by the Company in a financial reporting oversight role as defined by the Securities and Exchange Commission.

Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Internal Audit Oversight

     1. Approve the appointment and replacement of the independent internal audit firm(s); including the independence and authority of the internal auditor's reporting obligations.

     2. Review significant reports to management prepared by the internal auditing firm and management's responses.

     3. Review with the independent auditor, internal audit firm and management the internal audit firm's responsibilities, budget, staffing plan, completeness of coverage, effective use of audit resources and any recommended changes in the planned scope of the internal audit.

     4. Review with internal audit firm a progress report on the internal audit plan with explanations for any changes from original plan. Review any significant changes in the audit plan.

     5. Receive confirmation from both the internal audit firm and the independent accountant that no limitations have been placed on the scope or nature of their audit process.

Compliance & Internal Control Oversight

     1. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

     2. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's internal controls, financial statements or accounting policies.

     3. Review legal matters that may have a material impact on the financial statements or the Company's compliance policies with General Counsel.

     4. Review the adequacy and effectiveness of the Company's internal control and security with management, the internal audit firm and the independent accountant.

                                   APPENDIX B

                          NOMINATING COMMITTEE CHARTER

PURPOSE

         The purpose of the Nominating Committee is to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

COMMITTEE MEMBERSHIP

         The Nominating Committee shall be comprised of at least three independent directors appointed annually by the independent members of the Board of Directors, who shall appoint one member of the Committee to act as its Chairman. The independent members of the Board of Directors may remove members of the Committee, with or without cause. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and the NASDAQ Marketplace Rules.

NOMINATION PROCESS

1. The Nominating Committee shall, as it deems appropriate, identify, evaluate, and interview individuals who may be qualified to be members of the Board of Directors.

2. Each candidate evaluated by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and background information concerning the candidate. The Nominating Committee shall have the authority to retain independent advisors (including legal and accounting advisors) to assist the members of the committee in carrying out their responsibilities and duties. The Committee shall have the sole authority to approve the terms of any such engagement, including the payment of fees.

3. Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration, as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

4. Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the unanimous vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from the independent members of the Board of Directors.

5. Each existing member of the Board of Directors whose term is ending must be evaluated for nomination for re-election by the Nominating Committee. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 2, the Nominating Committee may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such additional updated information as the Nominating Committee may deem appropriate. Such existing member of the Board of Directors must receive a majority of votes in favor of nomination from the independent members of the Board of Directors (excluding such existing member).

MEETINGS

         The Nominating Committee shall meet at least annually and such other times as it may deem appropriate, to evaluate and recommend to the Board of Directors nominees for election at the Annual Meeting of Shareholders prior to distribution of the Corporation's proxy solicitation materials or to fill vacancies in accordance with the Corporation's bylaws.

MINUTES

         The Nominating Committee shall maintain written minutes of each meeting of the committee and such minutes shall be distributed to each member of the committee and shall be distributed to the other members of the Board of Directors.

CONFLICTS

         Any conflicts between the provisions of this Charter and the provisions of the Corporation's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Corporation's bylaws.

                                    ANNEX C

Text of Proposed Amendment of North Valley Bancorp Amended and Restated Articles of Incorporation Concerning the Declassification of the Board of Directors

         Article SIXTH, which currently reads as follows, shall be deleted in its entirety:

                                      SIXTH
                                      -----

         (a) The number of directors which shall constitute the whole board of directors of this corporation shall be specified in the bylaws of the corporation.

         (b) In the event that the authorized number of directors shall be fixed at nine (9) or more, the board of directors shall be divided into three classes: Class I, Class II and Class III, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors. Directors in Class I shall initially serve for a term expiring at the 2001 annual meeting of shareholders, directors in Class II shall initially serve for a term expiring at the 2002 annual meeting of shareholders, and directors in Class III shall initially serve for a term expiring at the 2003 annual meeting of shareholders. Thereafter, each director shall serve for a term ending at the third annual shareholders meeting following the annual meeting at which such director was elected. In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine (9), the board of directors shall be divided into two classes, designated Class I and Class II, each consisting of one-half of the directors or as close an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified. The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless he or she shall resign, die, become disqualified or disabled, or shall otherwise be removed.

         (c) At each annual election, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality in the number of directors among the classes. When the board of directors fills a vacancy resulting from the resignation, death, disqualification or removal of a director, the director chosen to fill that vacancy shall be of the same class as the director he or she succeeds, unless, by reason of any previous changes in the authorized number of directors, the board of directors shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes.

         (d) Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such will nevertheless continue as a director of the class of which he or she is a member, until the expiration of his current term or his or her earlier resignation, death, disqualification or removal. If any newly created directorship or vacancy on the board of directors, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more classes, the board of directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

                                     ANNEX D

     Text of Proposed Amendment of North Valley Bancorp Bylaws, as amended,
           Concerning the Declassification of the Board of Directors

Section 16 of Article III of the North Valley Bancorp Bylaws, as amended, shall be further amended to read in its entirety as follows:

         Section 16. Election and Term of Office. The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in
Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified. Notwithstanding the rule stated herein that directors shall be elected annually, each director continuing to serve as such at the time of an annual or special meeting of the shareholders shall nevertheless continue as a director until the expiration of the term to which he or she was previously elected by the shareholders, or until his or her prior death, resignation or removal.

     The following wording shall be deleted from Section 16 of Article III:

         In the event that the authorized number of directors shall be fixed at nine (9) or more, the board of directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of one-third of the directors or as close an approximation as possible. The initial term of office of the directors of Class I shall expire at the annual meeting to be held during fiscal year 2001, the initial term of office of the directors of Class II shall expire at the annual meeting to be held during fiscal year 2002 and the initial term of office of the directors of Class III shall expire at the annual meeting to be held during fiscal year 2003. At each annual meeting, commencing with the annual meeting to be held during fiscal year 2001, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the third annual meeting next succeeding his or her election until his or her successor shall have been duly elected and qualified. In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine (9), the board of directors shall be divided into two classes, designated Class I and Class II. Each class shall consist of one-half of the directors or as close an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified. Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. At such annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

         This Section 16 may be amended or repealed only by approval of the board of directors and the outstanding shares (as defined in Section 152 of the California General Corporation Law) voting as a single class, notwithstanding
Section 903 of the California General Corporation Law.

PROXY                         NORTH VALLEY BANCORP                        PROXY

  Proxy Solicited on Behalf of the Board of Directors of North Valley Bancorp
              for the Annual Meeting of Shareholders, May 26, 2005

         The undersigned holder of Common Stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated April 28, 2005, and revoking any proxy heretofore given, hereby constitutes and appoints Michael J. Cushman and Edward
J. Czajka, and each of them, each with full power of substitution, as attorneys and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of North Valley Bancorp (the "Corporation"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 26, 2005 at 5:30 p.m., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, RATIFICATION OF THE PUBLIC ACCOUNTANTS AND FOR THE PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS. WHEN THE PROXY IS PROPERLY EXECUTED, SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IN THE PROXY, SHARES REPRESENTED BY THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, RATIFICATION OF THE PUBLIC ACCOUNTANTS, FOR THE PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

         THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------
|   Address Change/Comments (Mark the corresponding box on the reverse side)   |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^

                                                                                                   Please     [ ]
                                                                                                   Mark Here
                                                                                                   for Address
                                                                                                   Change or
                                                                                                   Comments
                                                                                                   SEE REVERSE SIDE

1. To elect as Directors the nominees
   set forth below:
                                     WITHHOLD
                              FOR    AUTHORITY

   01 Royce L. Friesen        [ ]      [ ]             3. Proposal to declassify the   FOR     AGAINST    ABSTAIN
   02 Martin A. Mariani                                   Board of Directors           [ ]       [ ]        [ ]
   03 J. M. Wells, Jr.
   04 William W. Cox
   05 Dolores M. Vellutini

(Instruction: To withhold authority to vote            4. In their discretion the proxy holders are
for any nominee, strike a line through the                authorized to vote upon such other business
nominee's name on the list above.)                        as may properly come before the meeting.

                                                                           I PLAN TO ATTEND THE MEETING     [ ]

                              FOR    AGAINST  ABSTAIN
2. To ratify the appointment  [ ]      [ ]      [ ]
   of Perry-Smith LLP as
   Independent Auditors
   for 2005.
                                                                      Dated:_____________________________, 2005

                                                                      _________________________________________
                                                                                     Signature

                                                                      _________________________________________
                                                                             Signature if held jointly

                                                                      Please mark, date and sign exactly as your
                                                                      name(s) appear(s) above. When signing as
                                                                      attorney, executor, administrator, trustee
                                                                      or guardian, please give full title. If
                                                                      one or more than one Trustee, all should
                                                                      sign.

                                                                        WHETHER OR NOT YOU PLAN TO ATTEND THIS
                                                                      MEETING, PLEASE SIGN AND RETURN THIS PROXY
                                                                        AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
                                                                                 POSTAGE PAID ENVELOPE.

--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week


     Internet and telephone voting is available through 11:59PM Eastern Time the day prior to annual meeting day.

  Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
-----------------------------------      -----------------------------------      -----------------------------
|          Internet               |      |            Telephone            |      |           Mail             |
|http://www.proxyvoting.com/novb  |      |         1-866-540-5760          |      |    Mark, sign and date     |
|Use the internet to vote your    |  OR  | Use any touch-tone telephone to |  OR  |    your proxy card and     |
|proxy. Have your proxy card in   |      | vote your proxy.  Have your     |      |      return it in the      |
|hand when you access the web     |      | proxy card in hand when you     |      |   enclosed postage-paid    |
|site.                            |      | call.                           |      |         envelope.          |
-----------------------------------      -----------------------------------      -----------------------------

               If you vote your proxy by Internet or by telephone,
                  you do NOT need to mail back your proxy card.